UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2019

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 851-1473

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2019, Michael G. Combs, the President of CorVel Corporation (the “Company”), was appointed to the additional office of Chief Executive Officer of the Company effective as of January 18, 2019. In connection with Mr. Combs’ appointment and in accordance with the Company’s Bylaws, V. Gordon Clemons resigned his title as Chief Executive Officer of the Company effective as of January 18, 2019, but will continue to serve as Chairman of the Company and will remain an employee of the Company focusing his attentions on strategy and product development.

Mr. Combs, 55 years old, was previously promoted to President in April 2017 and served as Chief Information Officer from April 2015 to April 2017. Mr. Combs has been with the Company for 27 years, initially joining the Company as a software engineer in 1988. He held positions as Vice President of MedCheck Development in 2005 and Deputy Chief Information Officer in 2014. Mr. Combs’ compensation is described in the Company’s proxy statement filed on June 22, 2018. If the Company’s Compensation Committee approves a material change to Mr. Combs’ compensation or grants a material stock option to Mr. Combs in connection with this appointment, the Company will file an amendment to this Form 8K. There are no family relationships between Mr. Combs and any other director or executive officer of the Company.

Item 7.01.	Regulation FD Disclosure.

On January 18, 2019, the Company issued a press release announcing the appointment of Mr. Combs as Chief Executive Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

The information included in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated January 18, 2019, issued by CorVel Corporation (furnished herewith but not filed pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION
(Registrant)

Dated: January 18, 2019	/s/ MICHAEL G. COMBS
Michael G. Combs, Chief Executive Officer and President